Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Rpbert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) November 28, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-A on November 15, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on November 15, 2001 on the Series 1998-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: November 28, 2001

I.   ORIGINAL DEAL PARAMETERS

     (A)Initial Pool Principal Balance                                                        $ 194,306,447.89
     (B)Initial Certificates Principal Balance                                                $ 194,306,447.89
        (i)  Initial Class A-1  Certificate Principal Balance     $ 41,940,000.00
                                Certificate Amount Percentage                                       21.58%
                                Certificate Pass-through Rate                                        6.19%
        (ii) Initial Class A-2  Certificate Principal Balance     $ 28,750,000.00
                                Certificate Amount Percentage                                       14.80%
                                Certificate Pass-through Rate                                        6.13%
        (iii)Initial Class A-3  Certificate Principal Balance     $ 26,150,000.00
                                Certificate Amount Percentage                                       13.46%
                                Certificate Pass-through Rate                                        6.23%
        (iv) Initial Class A-4  Certificate Principal Balance     $ 25,720,000.00
                                Certificate Amount Percentage                                       13.24%
                                Certificate Pass-through Rate                                        6.65%
        (v)  Initial Class A-5  Certificate Principal Balance     $ 27,055,000.00
                                Certificate Amount Percentage                                       13.92%
                                Certificate Pass-through Rate                                        6.85%
        (vi) Initial Class M-1  Certificate Principal Balance     $ 16,517,000.00
                                Certificate Amount Percentage                                        8.50%
                                Certificate Pass-through Rate                                        6.90%
        (vii)Initial Class B-1  Certificate Principal Balance     $ 19,430,000.00
                                Certificate Amount Percentage                                       10.00%
                                Certificate Pass-through Rate                                        7.43%
        (viiiInitial Class B-2  Certificate Principal Balance      $ 8,744,447.00
                                Certificate Amount Percentage                                        4.50%
                                Certificate Pass-through Rate                                        8.70%

     (C)Initial Weighted Average Coupon (WAC)                                                       10.44%
     (D)Initial Weighted Average Original Maturity (WAOM)                                           310.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                           308.00 months
     (F)Initial Number of Receivables                                                                5,909
     (G)Servicing Fee Rate                                                                           1.00%
     (H)Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                                 2.00%
        (ii) Reserve Fund Target %                                                                   2.25%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                         2.00%
        (iv) Target Overcollateralization Percentage After Crossover Date                            3.50%
        (v)  Target Overcollateralization Floor                                                      1.00%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                     4.25%
        (vii)Target Credit Enhancement % After Crossover Date                                        7.44%
        (viiiTarget Credit Enhancement Floor                                                         1.00%
        (ix) Target Credit Enhancement Amount                                                 $ 8,258,024.04
     (I)Crossover Date Tests
             Earliest Crossover Date                                                              Feb-2003
             Percent of Initial Suboridnation Percentage                                           175.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                         2.96%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                       $ 126,802,700.10
     (B)Beginning Pool Factor                                                                   65.259131%
     (C)Ending Pool Schedule Balance                                                          $ 125,256,257.90
     (D)Ending Pool Factor                                                                      64.463253%
     (E)Ending Total Certificate Balance (after Current Distributions)                        $ 121,370,128.94
     (F)Current Overcollateralization Amount (after Current Distributions)                    $ 3,886,128.96
     (G)Weighted Average Coupon (WAC)                                                               10.34%
     (H)Weighted Average Remaining Maturity (WAM)                                                   269.81 months
     (I)Ending Number of Receivables                                                                 3,952



III. COLLECTION CALCULATIONS

     (A)Interest

        (i)  Scheduled Interest Collections during Current Period                               920,813.74
        (ii) Paid Ahead Interest Collections applied to Current Period                           14,732.12
        (iii)Net Servicer Advance                                                               106,885.59
        (iv) Liquidation Proceeds Attributable to Interest                                       47,065.17
        (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)             -
        (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        -
        (vii)Recoveries on Previously Liquidated Contracts                                               -
                                                                                              -------------
                                                                                              -------------
        (viiiTotal Interest Amount Available for Distribution                                 1,089,496.62

     (B)Principal

        (i)  Scheduled Principal Collections                                                    135,092.74
        (ii) Full and Partial Principal Prepayments                                             181,028.29
        (iii)Paid Ahead Principal Collections Applied to Current Period                          (1,334.16)
        (iv) Net Servicer Advance                                                                16,436.76
        (v)  Liquidation Proceeds Attributable to Principal                                     387,474.61
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)             0.00
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                        0.00
        (viiiOther Principal Amounts                                                                  0.00
                                                                                              -------------
                                                                                              -------------
        (ix) Total Principal Amount Available for Distribution                                  718,698.24


IV.  DISTRIBUTION CALCULATIONS

     (A)     Total Interest Available for Distribution                                        1,089,496.62
     (B)     Total Principal Available for Distribution                                         718,698.24
     (C)     Reserve Fund Draw Amount Required                                                  551,689.52
     (D)     Draw on Letter of Credit for Interest Distribution                                   0.00
             Less:
             Monthly Servicing Fee                                                              105,668.92
             Reimbursement to Servicer for Liquidation Expense                                        0.00
             Late Payment Fees, Extension Fees and Other Permitted Fees                               0.00
             Other Permitted Withdrawals from Certificate Account                                     0.00
                                                                                              -------------
                                                                                              -------------
             Available Distribution Amount                                                    2,254,215.46

             Interest Accrual Period                                                                    30 days

             Total Interest Amount Due                                                          707,773.26
             Total Interest Distribution Amount                                                 707,773.26

             Amount Available for Principal Distribution Amount                               1,546,442.20

             Total Principal Amount Available for Distribution                                  718,698.24
             Principal Loss on Liquidated Assets                                                827,743.96
             Principal Distribution Shortfall Carryover Amount                                        0.00
             Overcollaterallization Writedown Amount                                                  0.00
             Overcollaterallization Reduction Amount                                                  0.00
             Accelerated Principal Distribution Amount for Current Period                             0.00
                                                                                              -------------
                                                                                              -------------
             Total Principal Amount to be Distributed                                         1,546,442.20

             Draw on Letter of Credit for Principal Distribution                                      0.00
             Excess Interest                                                                          0.00
             Reserve Account Deposit                                                                  0.00
             Reserve Account Release                                                                  0.00
             Class X Distribution Amount                                                              0.00
             Class R Distribution Amount                                                              0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)       Beginning Advance                                                           4,329,106.79
        (ii)      Monthly Servicer Advance (Reimbursement)                                      106,885.59
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      4,435,992.38

     (B)Principal
        (i)       Beginning Advance                                                             565,465.84
        (ii)      Monthly Servicer Advance (Reimbursement)                                       16,436.76
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                        581,902.60

     (C)Total Servicer Advance
        (i)       Beginning Advance                                                           4,894,572.63
        (ii)      Monthly Servicer Advance (Reimbursement)                                      123,322.35
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      5,017,894.98

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)  Target Overcollaterallization Amount                                             3,886,128.96
        (ii) Beginning Balance                                                                3,886,128.96
        (iii)Write Down for Certificate Distributions                                             0.00
        (iv) Overcollaterallization Addition Amount                                               0.00
        (v)  Overcollaterallization Reduction Amount                                              0.00
        (vi) Ending Balance                                                                   3,886,128.96

     (B)Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                    4,371,895.08
        (ii) Beginning Reserve Fund Balance                                                   3,893,123.31
        (iii)Draws for Certificate Distributions                                                551,689.52
        (iv) Excess Interest Deposited                                                                0.00
        (v)  Reserve Fund Release                                                                     0.00
        (vi) Ending Reserve Fund Balance                                                      3,341,433.79

     (C)Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                             20,000,000.00
        (ii) Draw on LC for Interest Distribution                                                        -
        (iii)Draw on LC for Principal Distribution                                                    0.00
             Ending Balance                                                                   20,000,000.00


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)  Class A1
                                Pass-Through Rate                                                    6.19%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (ii) Class A2
                                Pass-Through Rate                                                    6.13%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (iii)Class A3
                                Pass-Through Rate                                                    6.23%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 132,128.56
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 132,128.56
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.05

        (iv) Class A4
                                Pass-Through Rate                                                    6.65%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 142,531.67
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 142,531.67
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.54

        (v)  Class A5
                                Pass-Through Rate                                                    6.85%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 154,438.96
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 154,438.96
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.71

     (B)Subordinate Certificates - Interest

        (i)  Class M1
                                Pass-Through Rate                                                    6.90%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 94,972.75
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 94,972.75
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 5.75


        (iii)Class B1
                                Pass-Through Rate                                                    7.43%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 120,304.08
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 120,304.08
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 6.19

        (iv) Class B2
                                Pass-Through Rate                                                    8.70%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 63,397.24
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 63,397.24
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 7.25


     (C)Senior Certificates - Principal

        (i)  Class A1
                                Initial Certificate Balance                                   41,940,000.00
                                Initial Certificate Percentage                                      21.58%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (ii) Class A2
                                Initial Certificate Balance                                   28,750,000.00
                                Initial Certificate Percentage                                      14.80%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (iii)Class A3
                                Initial Certificate Balance                                   26,150,000.00
                                Initial Certificate Percentage                                      13.46%
                                Beginning Certificate Balance                                 25,450,124.14
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         25,450,124.14
                                Current Principal Paid                                        1,546,442.20
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    23,903,681.94
                                Ending Pool Factor                                                  19.69%
                                Principal Paid per $1000                                             60.76
                                Total Class Distribution                                      1,546,442.20

        (iv) Class A4
                                Initial Certificate Balance                                   25,720,000.00
                                Initial Certificate Percentage                                      13.24%
                                Beginning Certificate Balance                                 25,720,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         25,720,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    25,720,000.00
                                Ending Pool Factor                                                  21.19%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (v)  Class A5
                                Initial Certificate Balance                                   27,055,000.00
                                Initial Certificate Percentage                                      13.92%
                                Beginning Certificate Balance                                 27,055,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         27,055,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                    27,055,000.00
                                Ending Pool Factor                                                  22.29%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00


     (D)Subordinate Certificates - Principal

        (i)  Class M1
                                Initial Certificate Balance                                   16,517,000.00
                                Initial Certificate Percentage                                       8.50%
                                Beginning Certificate Balance                                 16,517,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         16,517,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              16,517,000.00
                                Ending Pool Factor                                                  13.61%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00


        (iii)Class B1
                                Initial Certificate Balance                                   19,430,000.00
                                Initial Certificate Percentage                                      10.00%
                                Beginning Certificate Balance                                 19,430,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         19,430,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              19,430,000.00
                                Ending Pool Factor                                                  16.01%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00

        (iv) Class B2
                                Initial Certificate Balance                                   8,744,447.00
                                Initial Certificate Percentage                                       4.50%
                                Beginning Certificate Balance                                 8,744,447.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                         8,744,447.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns              8,744,447.00
                                Ending Pool Factor                                                   7.20%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00


     (E)Total Certificate Balances

                                                                    Beg of Period              End of Period
        (i)  Aggregate Balance of Certificates                    $ 122,916,571.14            $ 121,370,128.94
        (ii) Total Certificate Pool Factor                            63.2591314%              62.4632534%


VIII.DELINQUENCY INFORMATION

                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance       Units  Total Units
                                                  -----------------  ------------       -----  -----------
        30-59 Days Delinquent                     $ 13,304,399.58          10.62%         411       10.40%
        60-89 Days Delinquent                      $ 8,468,908.28           6.76%         261        6.60%
        90 Days or More Delinquent                $ 20,110,956.84          16.06%         626       15.84%
        Homes Repossessed or Foreclosed Upon       $ 7,578,986.14           6.05%         230        5.82%


IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty

        (i)  Beginning Cumulative Repurchased Contracts since cutoff                          $ 222,581.26
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                             $ 222,581.26

     (B)Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                          $18,788,725.18
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                             $18,788,725.18

X.   REPOSSESSION / LOSS INFORMATION
                                                                                    Units  Scheduled Balance
             Beginning Repossession Inventory                                         230     $ 7,484,623.86
             Repossessions Incurred                                                   47      $ 1,309,580.85
             Less Repurchase of Delinquent Loans                                       0               $ -
             Less Repossessions Sold                                                  47      $ 1,215,218.57
                                                                                  =========================
                                                                                  =========================
             Ending Repossession Inventory                                            230     $ 7,578,986.14

             Principal Balance of Repossessions Liquidated                                    $ 1,215,218.57
                  Liquidation Proceeds Attributable to Principal                              $ 387,474.61
                                                                                              -------------
                                                                                              -------------
                       Principal Loss on Liquidation of Repo                                  $ 827,743.96
             Reimbursement to Servicer for Liquidation Expense                                         $ -
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Net Liquidation Loss (Realized Loss)                                             $ 827,743.96

        Recoveries
             Liquidation Proceeds Attributable to Interest                                     $ 47,065.17
             Liquidation Proceeds Attributable to Principal                                   $ 387,474.61
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Total Recoveries                                                                 $ 434,539.78
             Recovery Percentage of Principal Balance of Repossessions Liquidated                 36%

XI.  TRIGGERS

        Has the Crossover Date Occurred?                                              NO

             Where the Current Distribution Date of                                11/15/01
             is greater than the Earliest Crossover Date of                       February 28, 2003
                                And
             Subordinated Certificates Beginning Principal Balance of             44,691,447.00
             plus the Current Overcollateralization Amount of                     3,886,128.96
             divided by the Current Beginning Pool Principal Balance of           126,802,700.10
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 38.31%
                                                                                  ------------
                                                                                  ------------
                                And is greater than the:
             Subordinated Initital Certificates Percentage of                       23.00%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)       175%
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 40.25%
                                                                                  ------------
                                                                                  ------------


        Principal Distribution Tests:                             Actual Ratio     Test Ratio    Result
                                                                  Over 60 Days Delinquent
                                                                  ----------------------------
                                                                  ----------------------------
             Current Mo                                                    28.87%
             1st Preceding Mo                                              29.06%
             2nd Preceding Mo                                              29.71%
             Average 60 Day Delinquency Ratio:                             29.21%    5.00%        FAIL

                                                                  Over 30 Days Delinquent
                                                                  ----------------------------
                                                                  ----------------------------
             Current Mo                                                    39.49%
             1st Preceding Mo                                              39.92%
             2nd Preceding Mo                                              40.32%
             Average 30 Day Delinquency Ratio:                             39.91%    7.00%        FAIL



                                                                                   Net Liquidation Losses
                                                  Ending Pool Bal                    (Realized Losses)
                                                  ---------------------------    --------------------------
             Current Mo                            125,256,257.90                        827,743.96
             1st Preceding Mo                      126,802,700.10                        640,093.30
             2nd Preceding Mo                      128,326,014.20                        389,336.82

                                Total              380,384,972.20                      1,857,174.08

                                Divided by                      3

                                Average            126,794,990.73


             Sum of last 3 months of Losses                          1,857,174.08
             Divided by 3 month average of Pool Balance            126,794,990.73
             Annualized  (multiply by 4)                                        4
             Current Realized Loss Ratio:                                   5.86%       2.75%     FAIL



             Beginning Cumulative Realized Losses                   13,755,558.20
             Net Liquidation Losses (Realized Losses)                  827,743.96
                                                                  ----------------
             Ending Cumulative Realized Losses                      14,583,302.16
             Divided by Initial Pool Principal Balance             194,306,447.89
             Cumulative Realized Loss Ratio:                                7.51%       7.00%     FAIL



        Should Principal Be Distributed to the Subordinated Certificates this Period?              NO



The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance